SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                   Form 8-K

                                CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 13, 1999
                                                         ----------------

              PaineWebber Income Properties Six Limited Partnership
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                       0-13129                      04-2829686
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(State or other jurisdiction)    (Commission                  (IRS Employer
        of incorporation          File Number)               Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118
                                                   --------------


            (Former name or address, if changed since last report)


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                                    FORM 8-K
                                 CURRENT REPORT

              PAINEWEBBER INCOME PROPERTIES SIX LIMITED PARTNERSHIP

ITEM 5 - Other Events

      The Partnership filed a Form 12b-25, Notice of Late Filing, for the above referenced limited partnership on December 29, 1998. As of January 13, 1999, the last date for the timely filing of such report pursuant to Rule 12b-25(b), the Partnership continues to be unable to file its Annual Report.

      The inability of the registrant to file its Annual Report at this date arises because of the inability to finalize the independent audit of one of the Partnership's significant subsidiaries (Kentucky-Hurstbourne Associates). The audit of this joint venture is being held up by the failure of the Partnership's co-venture partner to sign a standard audit representation letter. The co-venturer has withheld this signature pending a resolution of a dispute with the Partnership. Every effort has been and will continue to be made to resolve this dispute, which will have no material effect on the Partnership's financial statements, so that the Partnership can file its Annual Report. The Annual Report will contain no material fourth quarter adjustments.



ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:  None

                                    FORM 8-K

                                 CURRENT REPORT

              PAINEWEBBER INCOME PROPERTIES SIX LIMITED PARTNERSHIP




                                   SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

              PAINEWEBBER INCOME PROPERTIES SIX LIMITED PARTNERSHIP
              -----------------------------------------------------
                                  (Registrant)


                              By:  Sixth Income Properties Fund, Inc.
                                   ----------------------------------
                                   Managing General Partner

                              By:  /s/ Walter V. Arnold
                                   --------------------
                                   Walter V. Arnold
                                   Senior Vice President and
                                   Chief Financial Officer


Date:  January 13, 1999